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                              Verizon Hawaii Inc.

                                                                      EXHIBIT 12

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
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                                                                                Six Months Ended
(Dollars in Millions)                                                            June 30, 2002
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
Income before provision for income taxes                                                   $ 41.2
Equity in loss from affiliate                                                                  .1
Interest expense                                                                             17.1
Portion of rent expense representing interest                                                 3.7
Amortization of capitalized interest                                                           .1
                                                                                ------------------

Earnings, as adjusted                                                                      $ 62.2
                                                                                ==================

Fixed charges:
Interest expense                                                                           $ 17.1
Portion of rent expense representing interest                                                 3.7
Capitalized interest                                                                           .1
                                                                                ------------------

Fixed Charges                                                                              $ 20.9
                                                                                ==================

Ratio of Earnings to Fixed Charges                                                           2.98
                                                                                ==================
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